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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 30, 1999


                                OBJECTSHARE, INC.
          -------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    DELAWARE
          -------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                 0-23132                               77-0143293
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        (Commission File Number)            (IRS Employer Identification No.)

       16811 HALE AVENUE, SUITE A,
           IRVINE, CALIFORNIA                          92606-5020
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 (Address of Principal Executive Offices)              (Zip Code)

                                 (949) 833-1122
          -------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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                                OBJECTSHARE, INC.

                                    FORM 8-K

                                      INDEX



INFORMATION INCLUDED IN THE
REPORT                                                                           PAGE
---------------------------                                                      ----
   Item 2.  Acquisition or Disposition of Assets                                   3

   Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits     3

ITEM 2:  ACQUISITION OR DISPOSITION OF ASSETS.

         On August 30, 1999, ObjectShare, Inc., a Delaware corporation (the "Registrant"), completed the sale (the "Sale") of certain rights and assets (collectively, the "Rights and Assets") to Cincom Systems, Inc., a Ohio corporation ("Cincom"), in exchange for approximately $425,000 in cash, the assumption of certain liabilities, and guaranteed royalties of approximately $500,000. In addition Cincom assumed the future obligations under certain other agreements. The liabilities assumed by Cincom included ongoing maintenance and support, certain capital leases, and accrued vacation and others which were recorded on the books of the Registrant at approximately $2,100,000. The actual cost to perform these obligations may be less than the amounts recorded. The Sale was effected pursuant to an Asset Purchase Agreement between the Registrant and Cincom, dated as of August 27, 1999.

         The Rights and Assets consisted of, among other things, the Registrant's proprietary computer software known generally as Smalltalk, and other intellectual property rights of the Registrant related to such software and certain personal property. Pursuant to this transaction, Cincom will license back to the Registrant the rights to continue to use the software for training and consulting purposes and to sell the Smalltalk product line. As a result of this transaction, management is reviewing the remaining ongoing expense level of the Registrant. As a result of this review, additional expense reductions may result.

         This Form 8-K includes certain forward-looking statements that are subject to certain risks and uncertainties that could cause the Company's actual results and financial position to be affected negatively as events unfold in the market for the Company's products. These events include, but are not limited to the Company's ability to retain key employees and to deliver competitive services. The Company assumes no obligation to update or revise any such forward-looking statements to reflect events or circumstances that may arise after this report is filed, and that may have an effect on the Company's overall performance.

ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial Statements of Businesses Acquired.

Not Applicable.

(b)      Pro Forma Financial Information.


Item 7(b) of Form 8-K is attached hereto as Exhibit 99 and incorporated herein by reference:

Registrant's Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 1999.

Registrant's Unaudited Pro Forma Condensed Consolidated Statements of Operations for the twelve months and three months ended March 31, 1999 and June 30, 1999, respectively.

Notes to Registrant's Pro Forma Financial Information.
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(c)      Exhibits.

The following exhibits are filed herewith:

         2.1 Asset Purchase Agreement between Cincom Systems, Inc. and ObjectShare, Inc., dated August 27, 1999.

                  The Registrant will furnish supplementally a copy of the Asset Purchase Agreement's schedules and exhibits to the Commission upon request.


         99       Pro Forma Financial Information.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  OBJECTSHARE, INC.,
                                  a Delaware corporation


Date: September 14, 1999              By: /s/ EUGENE L. GODA
                                      ------------------------------------------
                                         Chief Executive Office, President and
                                            Chairman of the Board and Chief
                                                    Financial Officer

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                                INDEX TO EXHIBITS



       EXHIBIT
       NUMBER                      DESCRIPTION OF EXHIBIT
       -------                     ----------------------
         2.1      Asset Purchase Agreement between Cincom Systems, Inc. and
                  ObjectShare, Inc., dated August 27, 1999.

                  The Registrant will furnish supplementally a copy of the Asset
                  Purchase Agreement's schedules and exhibits to the Commission upon request.

         99       Pro Forma Financial Information.